EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER OF MADISON VENTURES INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Madison Ventures Inc. for the quarter ended December 31, 2017, the undersigned, William Shawn Clark, President of Madison Ventures Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended December 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in such Quarterly Report on Form 10-Q for the quarter ended December 31, 2017 fairly presents, in all material respects, the financial condition and results of operations of Madison Ventures Inc.

Date: July 27, 2018	By:	/s/ William Shawn Clark
William Shawn Clark
President, Secretary, and Treasurer
(principal executive officer, principal financial officer, and principal accounting officer)